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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

               Date of Report (Date of earliest event reported)
                     November 10, 1997 (October 30, 1997)
                        -----------------------------

                           Maxwell Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      0-10964                   95-2390133
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(State or other jurisdiction       (Commission             (I.R.S. Employer
    of incorporation)              File Number)           Identification No.)




9275 Sky Park Court, San Diego, California                       92123
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code         (619) 279-5100
                                                  ---------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS.

          Attached hereto as Exhibit 99.1 is the press release issued by Maxwell Technologies, Inc. dated November 4, 1997 which is hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.

          99.1 Press Release dated November 4, 1997.








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                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   November 10, 1997




                              MAXWELL TECHNOLOGIES, INC.





                              By:   /s/  DONALD M. ROBERTS
                                 ----------------------------
                                 Donald M. Roberts
                                 Secretary and General Counsel







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                                 EXHIBIT INDEX

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

Exhibit
Number    Description
-------   -----------
 99.1     Press Release dated November 4, 1997.
